UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 7, 2008

Marani Brands, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-123176	20-2008579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13152 Raymer Street, Suite 1A
North Hollywood, CA 91605
(Address of principal executive offices) (zip code)

(818) 503-5200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These statements are based on management's beliefs and assumptions, and on information currently available to management. Forward looking statements include the information concerning possible or assumed future results of operations of the Company

Forward-looking statements also include statements in which words such as "expect," "anticipate," "intend," "plan," "believe," "estimate," "consider" or similar expressions are used. Forward looking statements are not guarantees of future performance. They involve risks, uncertainties and assumptions. The Company's future results and shareholder values may differ materially from those expressed in these forward looking statements. Readers are cautioned not to put undue reliance on any forward looking statements.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2008, the Company's Board of Directors accepted the resignation of Adele Ruger from its Board of Director. Ms. Ruger, who has served as a Director since February 12, 2008, resigned to pursue other interests. Ms. Ruger has not had any disagreements with management or the Company on any matter relating to the Company's operations, policies or practices, and will not receive any severance compensation. Ms. Ruger’s resignation letter is attached as Exhibit 99.1.

On May 7, 2008, the Company’s Board of Directors expanded it membership to three and elected Ara Zartarian and Ani Kevorkian as Directors.

Ara Zartarian presently serves as our Executive Vice President, Chief Operating Officer, and Secretary. He has been an officer and director of Margrit Enterprises International, Inc. (MEI), since its formation in 2001. On April 7, 2008, MEI was acquired in a merger transaction by Marani Brands, Inc. Previously, he was a partner in the collections firm of Zartarian & Ginocchio Collections. Mr. Zartarian earned his Bachelors degree from Loyola Marymount University (Los Angeles) and his Juris Doctorate from Western State University College of Law.

Ani Kevorkian presently serves as our Executive Vice President, Chief Financial Officer, and Treasurer. She has been an officer and director of MEI since its formation in 2001. Previously, she was an Assistant Director at the International Institute for Municipal Clerks (1994 to 2002) and an Operations Manager at the Michelin Tire Company (1988 to 1993). Ms. Kevorkian earned her Bachelors in Business Management from the University of Phoenix.

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Adele Ruger Resignation Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2008	Marani Brands, Inc., a Nevada corporation

/s/ Margrit Eyraud
By: Margrit Eyraud
Its: Chief Executive Officer